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                                                          Exhibit 99.B(j)(vi)(1)

[ING FUNDS LOGO]

April 11, 2005

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING GET U.S. Core Portfolio - Series 10, ING GET U.S. Core Portfolio - Series 11 and ING GET U.S. Core Portfolio - Series 12, three newly established series of ING Variable Insurance Trust (the "Portfolios"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolios to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

     The AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Capital Guardian Large Cap Value Portfolio to ING Capital Guardian U.S. Equities Portfolio, ING Hard Assets Portfolio to ING Global Resources Portfolio, ING VP Worldwide Growth Portfolio to ING VP Global Equity Dividend Portfolio, ING Goals4Life 2015 Portfolio to ING Solution 2015 Portfolio, ING Goals4Life 2025 Portfolio to ING Solution 2025 Portfolio, ING Goals4Life 2035 Portfolio to ING Solution 2035 Portfolio, ING Goals4Life 2045 Portfolio to ING Solution 2045 Portfolio, and ING Goals4Life Income Portfolio to ING Solution Income Portfolio and the removal of ING Money Market Fund and ING Lexington Money Market Trust as these funds recently merged into ING Classic Money Market Fund.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolios by signing below.


                                              Very sincerely,

                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President
                                              ING Variable Insurance Trust


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:     /s/ Nick Horvath
       ---------------------------------------
Name:       Nick Horvath
       ---------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------

7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000   ING Variable Insurance Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

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                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                          TYPE OF               STATE OF               TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION           ORGANIZATION             I.D. NO.
------------------                                     ------------           ------------             --------
ING CORPORATE LEADERS TRUST FUND                       Trust                  New York                 13-6061925

ING EQUITY TRUST                                       Business Trust         Massachusetts                N/A
  ING Convertible Fund                                                                                 33-0552461
  ING Disciplined LargeCap Fund                                                                        06-1533751
  ING Equity and Bond Fund                                                                             33-0552418
  ING Financial Services Fund                                                                          95-4020286
  ING LargeCap Growth Fund                                                                             33-0733557
  ING LargeCap Value Fund                                                                              20-0437128
  ING MidCap Opportunities Fund                                                                        06-1522344
  ING MidCap Value Choice Fund                                                                         20-2024800
  ING MidCap Value Fund                                                                                86-1048451
  ING Principal Protection Fund                                                                        86-1033467
  ING Principal Protection Fund II                                                                     86-1039030
  ING Principal Protection Fund III                                                                    86-1049217
  ING Principal Protection Fund IV                                                                     82-0540557
  ING Principal Protection Fund V                                                                      27-0019774
  ING Principal Protection Fund VI                                                                     48-1284684
  ING Principal Protection Fund VII                                                                    72-1553495
  ING Principal Protection Fund VIII                                                                   47-0919259
  ING Principal Protection Fund IX                                                                     20-0453800
  ING Principal Protection Fund X                                                                      20-0584080
  ING Principal Protection Fund XI                                                                     20-0639761
  ING Principal Protection Fund XII                                                                    20-1420367
  ING Principal Protection Fund XIII                                                                   20-1420401
  ING Principal Protection Fund XIV                                                                    20-1420432
  ING Real Estate Fund                                                                                 43-1969240
  ING SmallCap Opportunities Fund                                                                      04-2886856
  ING SmallCap Value Choice Fund                                                                       20-2024826
  ING SmallCap Value Fund                                                                              86-1048453

ING FUNDS TRUST                                        Statutory Trust        Delaware                     N/A
  ING Classic Money Market Fund                                                                        23-2978935

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
                                                          TYPE OF               STATE OF               TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION           ORGANIZATION             I.D. NO.
------------------                                     ------------           ------------             --------
ING FUNDS TRUST (CONT.)
  ING GNMA Income Fund                                                                                 22-2013958
  ING High Yield Bond Fund                                                                             23-2978938
  ING Intermediate Bond Fund                                                                           52-2125227
  ING National Tax-Exempt Bond Fund                                                                    23-2978941

ING INVESTMENT FUNDS, INC.                             Corporation            Maryland                    N/A
  ING MagnaCap Fund                                                                                    22-1891924

ING INVESTORS TRUST                                    Business Trust         Massachusetts                N/A
  ING AIM Mid Cap Growth Portfolio                                                                     13-3851354
  ING Alliance Mid Cap Growth Portfolio                                                                51-0380290
  ING American Funds Growth Portfolio                                                                  55-0839555
  ING American Funds Growth-Income Portfolio                                                           55-0839542
  ING American Funds International Portfolio                                                           55-0839952
  ING Capital Guardian Managed Global Portfolio                                                        51-0377646
  ING Capital Guardian Small/Mid Cap Portfolio                                                         13-3869101
  ING Capital Guardian U.S. Equities Portfolio                                                         23-3027332
  ING Eagle Asset Capital Appreciation Portfolio                                                       13-3793993
  ING Evergreen Health Sciences Portfolio                                                              20-0573913
  ING Evergreen Omega Portfolio                                                                        20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                                            25-6725709
  ING FMR(SM) Earnings Growth Portfolio                                                                20-1794099
  ING Global Resources Portfolio                                                                       95-6895627
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                                           23-3074142
  ING International Portfolio                                                                          23-3074140
  ING Janus Contrarian Portfolio                                                                       23-3054937
  ING Jennison Equity Opportunities Portfolio                                                          13-6990661
  ING JPMorgan Emerging Markets Equity                                                                 52-2059121
  Portfolio
  ING JPMorgan Small Cap Equity Portfolio                                                              02-0558352
  ING JPMorgan Value Opportunities Portfolio                                                           20-1794128
  ING Julius Baer Foreign Portfolio                                                                    02-0558388
  ING Legg Mason Value Portfolio                                                                       23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                                            20-0573999
  ING LifeStyle Growth Portfolio                                                                       20-0573986
  ING LifeStyle Moderate Growth Portfolio                                                              20-0573968
  ING LifeStyle Moderate Portfolio                                                                     20-0573946
  ING Limited Maturity Bond Portfolio                                                                  95-6895624
  ING Liquid Assets Portfolio                                                                          95-6891032
  ING Marsico Growth Portfolio                                                                         51-0380299
  ING Marsico International Opportunities Portfolio                                                    20-1794156
  ING Mercury Focus Value Portfolio                                                                    02-0558367
  ING Mercury Large Cap Growth Portfolio                                                               02-0558346

                                                          TYPE OF               STATE OF               TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION           ORGANIZATION             I.D. NO.
------------------                                     ------------           ------------             --------
ING INVESTORS TRUST (CONT.)
  ING MFS Mid Cap Growth Portfolio                                                                     51-0380288
  ING MFS Total Return Portfolio                                                                       51-0380289
  ING MFS Utilities Portfolio                                                                          20-2455961
  ING Oppenheimer Main Street Portfolio(R)                                                             51-0380300
  ING PIMCO Core Bond Portfolio                                                                        51-0380301
  ING PIMCO High Yield Portfolio                                                                       02-0558398
  ING Pioneer Fund Portfolio                                                                           20-1487161
  ING Pioneer Mid Cap Value Portfolio                                                                  20-1487187
  ING Salomon Brothers All Cap Portfolio                                                               23-0326348
  ING Salomon Brothers Investors Portfolio                                                             23-3027331
  ING Stock Index Portfolio                                                                            55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                                     95-6895626
  ING T. Rowe Price Equity Income Portfolio                                                            95-6895630
  ING UBS U.S. Allocation Portfolio                                                                    23-3054961
  ING Van Kampen Equity Growth Portfolio                                                               02-0558376
  ING Van Kampen Global Franchise Portfolio                                                            02-0558382
  ING Van Kampen Growth and Income Portfolio                                                           13-3729210
  ING Van Kampen Real Estate Portfolio                                                                 95-6895628

ING MAYFLOWER TRUST                                    Business Trust         Massachusetts                N/A
  ING International Value Fund                                                                         06-1472910

ING MUTUAL FUNDS                                       Statutory Trust        Delaware                     N/A
  ING Emerging Countries Fund                                                                          33-0635177
  ING Foreign Fund                                                                                     72-1563685
  ING Global Equity Dividend Fund                                                                      55-0839557
  ING Global Real Estate Fund                                                                          86-1028620
  ING Global Value Choice Fund                                                                         33-0552475
  ING International Fund                                                                               22-3278095
  ING International Value Choice Fund                                                                  20-2024764
  ING International SmallCap Fund                                                                      33-0591838
  ING Precious Metals Fund                                                                             13-2855309
  ING Russia Fund                                                                                      22-3430284

ING PARTNERS, INC.                                     Corporation            Maryland                     N/A
  ING American Century Large Company Value
  Portfolio                                                                                            52-2354157
  ING American Century Select Portfolio                                                                52-2354143
  ING American Century Small Cap Value Portfolio                                                       45-0467862
  ING Baron Small Cap Growth Portfolio                                                                 75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                                          20-1351800
  ING Fidelity(R) VIP Equity Income Portfolio                                                          20-1352142

                                                          TYPE OF               STATE OF               TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION           ORGANIZATION             I.D. NO.
------------------                                     ------------           ------------             --------
ING PARTNERS, INC. (CONT.)
  ING Fidelity(R) VIP Growth Portfolio                                                                 20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                                20-1352148
  ING Fundamental Research Portfolio                                                                   52-2354152
  ING Goldman Sachs(R) Capital Growth Portfolio                                                        52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                                           51-0457737
  ING JPMorgan Fleming International Portfolio                                                         06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                                 75-3023510
  ING MFS Capital Opportunities Portfolio                                                              06-1496058
  ING OpCap Balanced Value Portfolio                                                                   52-2354147
  ING Oppenheimer Global Portfolio                                                                     75-3023503
  ING Oppenheimer Strategic Income Portfolio                                                           20-1544721
  ING PIMCO Total Return Portfolio                                                                     75-3023517
  ING Salomon Brothers Aggressive Growth Portfolio                                                     06-1496052
  ING Salomon Brothers Fundamental Value Portfolio                                                     52-2354160
  ING Salomon Brothers Large Cap Growth Portfolio                                                      51-0457738
  ING Solution 2015 Portfolio                                                                          20-2456044
  ING Solution 2025 Portfolio                                                                          47-0951928
  ING Solution 2035 Portfolio                                                                          20-2456104
  ING Solution 2045 Portfolio                                                                          20-2456138
  ING Solution Income Portfolio                                                                        20-2456008
  ING T. Rowe Price Diversified Mid Cap Growth
  Portfolio                                                                                            52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                                            06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                                              06-1496055
  ING Van Kampen Comstock Portfolio                                                                    75-3023521
  ING Van Kampen Equity and Income Portfolio                                                           52-2354153

ING PRIME RATE TRUST                                   Business Trust         Massachusetts            95-6874587

ING SENIOR INCOME FUND                                 Statutory Trust        Delaware                 86-1011668

ING VARIABLE INSURANCE TRUST                           Statutory Trust        Delaware                     N/A
  ING GET U.S. Core Portfolio - Series 1                                                               43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                               41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                               32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                               32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                               32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                               32-0090505
  ING GET U.S. Core Portfolio - Series 7                                                               83-0403223
  ING GET U.S. Core Portfolio - Series 8                                                               20-1420513
  ING GET U.S. Core Portfolio - Series 9                                                               20-1420578

                                                          TYPE OF               STATE OF               TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION           ORGANIZATION             I.D. NO.
------------------                                     ------------           ------------             --------
ING VARIABLE INSURANCE TRUST (CONT.)
  ING GET U.S. Core Portfolio - Series 10                                                                  TBD
  ING GET U.S. Core Portfolio - Series 11                                                                  TBD
  ING GET U.S. Core Portfolio - Series 12                                                                  TBD
  ING GET U.S. Opportunity Portfolio - Series 1                                                        43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                            TBD
  ING VP Global Equity Dividend Portfolio                                                              25-6705433

ING VARIABLE PRODUCTS TRUST                            Business Trust         Massachusetts                N/A
  ING VP Convertible Portfolio                                                                         86-1028318
  ING VP Disciplined LargeCap Fund                                                                     06-6397003
  ING VP Financial Services Portfolio                                                                  86-1028316
  ING VP High Yield Bond Portfolio                                                                     06-6396995
  ING VP International Value Portfolio                                                                 06-6453493
  ING VP LargeCap Growth Portfolio                                                                     86-1028309
  ING VP MagnaCap Portfolio                                                                            06-6493762
  ING VP MidCap Opportunities Portfolio                                                                06-6493760
  ING VP Real Estate Portfolio                                                                         20-0453833
  ING VP SmallCap Opportunities Portfolio                                                              06-6397002

ING VP EMERGING MARKETS FUND, INC.                     Corporation            Maryland                 06-1287459

ING VP NATURAL RESOURCES TRUST                         Business Trust         Massachusetts            22-2932678

USLICO SERIES FUND                                     Business Trust         Massachusetts                N/A
  The Asset Allocation Portfolio                                                                       54-1499147
  The Bond Portfolio                                                                                   54-1499901
  The Money Market Portfolio                                                                           54-1499149
  The Stock Portfolio                                                                                  54-1499398

Last Approved: March 30, 2005

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